Exhibit 99.2 Transforming radiotherapy for patients with cancer October 2022

Forward-Looking Statements Certain information contained in this presentation and statements made orally during this presentation relates to or is based on studies, publications, surveys and other data obtained from third-party sources and Galera’s own internal estimates and research. While Galera believes these third-party sources to be reliable as of the date of this presentation, it has not been independently verified, and makes no representation as to the adequacy, fairness, accuracy or completeness of, any information obtained from third-party sources. While Galera believes its internal research is reliable, such research has not been verified by any independent source. This presentation contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are neither historical facts nor assurances of future performance. Instead, they are based on our current beliefs, expectations and assumptions regarding the future of our business, future plans and strategies, our clinical results and other future conditions. All statements other than statements of historical facts contained in this presentation, including statements regarding future results of operations and financial position, business strategy, the safety, efficacy, regulatory and clinical progress and timing thereof, and therapeutic potential of current and prospective product candidates, plans and timing for the commencement of, and the release of data from, clinical trials, plans and timing for the submission of applications for marketing approval to regulatory authorities, our plans to prepare for commercialization and a U.S. launch, the anticipated direct and indirect impact of COVID-19 on Galera's business and operations, planned clinical trials and preclinical activities, potential product approvals and related commercial opportunity, current and prospective collaborations, and timing and likelihood of success, plans and objectives of management for future operations, are forward-looking statements. The words ”may,” “will,” “should,” “expect,” “plan,” “anticipate,” “could,” “intend,” “target,” “project,” “estimate,” “believe,” “predict,” “potential” or “continue” or the negative of these terms or other similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. The information in this presentation, including without limitation the forward-looking statements contained herein, represent our views as of the date of this presentation. Although we believe the expectations reflected in such forward-looking statements are reasonable, we can give no assurance that such expectations will prove to be correct. Accordingly, readers are cautioned not to place undue reliance on these forward-looking statements. Except as required by applicable law, we do not plan to publicly update or revise any forward-looking statements contained herein, whether as a result of any new information, future events, changed circumstances or otherwise. No representations or warranties (expressed or implied) are made about the accuracy of any such forward-looking statements. The forward-looking statements in this presentation involve risks and uncertainties that could cause actual results to differ materially from those reflected in such statements. Risks and uncertainties that may cause actual results to differ materially include uncertainties inherent in the drug development process and the regulatory approval process, our reliance on third parties over which we may not always have full control, and other important risks and uncertainties that are described in Galera’s Annual Report on Form 10-K for the year ended December 31, 2021 filed with the U.S. Securities Exchange Commission (SEC) and Galera’s other filings with the SEC. New risk factors and uncertainties may emerge from time to time, and it is not possible to predict all risk factors and uncertainties. Whenever the Company uses the terms “transform radiotherapy” or “transforming radiotherapy” in this presentation, it is referring to its mission statement. ©2022 Galera Therapeutics, Inc. 2

Radiation Therapy – Key Role in Cancer Treatment

1.9 million new cancers annually[1] in US; over 50% of patients receive radiation therapy as part of their treatment

IMRT

Intensity Modulated Radiation Therapy

Low doses for weeks
(~2 Gy/day)

Most used form of external beam RT

Toxicity

Galera's Goal

Radioprotection



SBRT

Stereotactic Body Radiation Therapy

High doses for days
(>5 Gy/day)

Cutting edge form of external beam RT

Efficacy

Galera's Goal

Radiosensitization

[1]SEER data for 2020

©2022 Galera Therapeutics, Inc.

3

Galera's Technology: Dismutase Mimetics

Mechanism of action is to convert RT-induced burst of Superoxide to Hydrogen Peroxide



Avasopasem (GC4419)
Superoxide ($O_2^{\bullet-}$) is more damaging to normal cells than cancer cells[1]
Toxicity
Radioprotection of Low Dose RT
Shifts balance in normal & cancer cells from superoxide to hydrogen peroxide
$O_2^{\bullet-}$
H_2O_2
Rucosopasem (GC4711)
Efficacy
Hydrogen Peroxide (H_2O_2) is more toxic to cancer cells than normal cells[2]
Radiosensitization of High Dose RT

[1]Sonis S. Drug Design, Development and Therapy 2021:15 1021–1029
[2]Park WH: Oncol Rep 40: 1787-1794, 2018

Galera
©2022 Galera Therapeutics, Inc.
4

Transforming Radiotherapy

Potential to improve both sides of the therapeutic index

Avasopasem
Reducing IMRT Toxicity

- **Severe Oral Mucositis in Head & Neck Cancer (HNC)**
- **Esophagitis in Lung Cancer**

2 positive randomized placebo-controlled trials in HNC

- GT-201 Phase 2b (n=223)
- ROMAN Phase 3 (n=455)

NDA submission planned by end of 2022

- FDA Breakthrough Therapy Designation (BTD)

Rucosopasem
Increasing SBRT Efficacy

- **Locally Advanced Pancreatic Cancer (LAPC)**
- **Non-Small Cell Lung Cancer (NSCLC)**

Encouraging survival data in pancreatic cancer trial[1]

GRECO trials evaluating SBRT + rucosopasem – Enrollment expected to complete 2H 2023

- GRECO-1 in NSCLC
- GRECO-2 in LAPC

[1]The first SBRT combination trial used GC4419 (avasopasem). Observations from this pilot trial used to guide development of rucosopasem in combination with SBRT.

Galera
©2022 Galera Therapeutics, Inc.
5

Clinical Stage Pipeline

	Phase 1	Phase 2	Phase 3	Trial Status/Anticipated Milestones
Radioprotection				
Head & Neck Cancer (SOM)[1]	ROMAN: AVA vs. Placebo (n=455)			NDA Submission by Y/E 2022
	GT-201: AVA vs. Placebo (n=223)			Completed & Published[4]
	EUSOM: AVA (n=38)			Completed in 2021
	Ph 1b/2a AVA (n=43)			Completed & Published[5]
Lung Cancer (Esophagitis)[2]	AESOP: AVA in NSCLC			Completed in 2022
Radiosensitization				
Pancreatic Cancer[3] Locally Advanced	GRECO-2: RUCO vs. Placebo			Enrollment to Complete 2H2023
	Pilot: AVA vs. Placebo (n=42)			Completed in 2021
Lung Cancer Locally Advanced	GRECO-1: RUCO vs. Placebo			Enrollment to Complete 2H2023

[1]EUSOM was a single-arm multi-center trial evaluating the safety and efficacy of avasopasem in patients with HNC in Europe.
[2]Phase 2a trial that evaluated incidence of esophagitis in patients with lung cancer receiving standard-of-care chemoradiation.
[3]First SBRT combination trial was a pilot & used avasopasem (AVA). Subsequent SBRT trials combine rucosopasem (RUCO) with SBRT.
[4]Anderson CM et al. J Clin Oncol. 2019;37(34):3256-3265.
[5]Anderson CM et al. Int J Radiat Oncol Biol Phys. 2018 Feb 1;100(2):427-435.

Severe Oral Mucositis = SOM
Avasopasem = AVA
Rucosopasem = RUCO
Intensity Modulated RT = IMRT
Stereotactic Body RT = SBRT

Galera
©2022 Galera Therapeutics, Inc.
6

Reducing IMRT Toxicity 7

Severe Oral Mucositis in Head & Neck Cancer

The most burdensome toxicity of standard-of-care chemoradiotherapy (radiotherapy & cisplatin)[1]

70% Patients Get SOM (Grade 3 or 4 OM)

WHO Scale Criteria for Oral Mucositis

1	2	3	4
No ulcers Erythema & soreness	**Ulcers** Able to eat solid diet	**Ulcers** Require liquid diet	**Ulcers** Unable to eat or drink

Severe: grades 3 and 4

Current Approaches Lack Efficacy

MASCC Guidelines focus principally on symptoms[2]

- Basic Oral care
- Opioids, anesthetics
- Coating agents
- Benzydamine
- Anti-inflammatories
- Laser and other light therapy

Physicians Consider Topicals Ineffective

Market Research with 150 Radiation Oncologists[1]

- Only 20% of physicians believe topical agents perform well for oral mucositis

[1]Galera Market Research
[2]Elad S et al, MASCC/ISOO Clinical Practice Guidelines for the Management of Mucositis Secondary to Cancer Therapy. Cancer 2020;126:4423-4431

Galera
©2022 Galera Therapeutics, Inc.
8

Avasopasem: First-to-Market Potential for Severe Oral Mucositis

Achieved statistical significance in two randomized trials in patients with head and neck cancer

Avasopasem Clinical Trials

Indication	Trial	Furthest phase reached (bar)	Trial Status/Anticipated Milestones
Head & Neck Cancer (SOM)[1] 7 weeks IMRT & Cisplatin	ROMAN: AVA vs. Placebo (n=455)	Phase 3	NDA Submission by Y/E 2022
	GT-201: AVA vs. Placebo (n=223)	Phase 2	Completed & Published[3]
	EUSOM: AVA (n=38)	Phase 2	Completed in 2021
	Ph 1b/2a AVA (n=43)	Phase 2	Completed & Published[4]
Lung Cancer (Esophagitis)[2] 6 weeks IMRT & Chemo	AESOP: AVA in NSCLC	Phase 2	Completed in 2022

Avasopasem has FDA Breakthrough Therapy Designation based on GT-201 results

[1]EUSOM was a single-arm multi-center trial evaluating the safety and efficacy of avasopasem in patients with HNC in Europe.
[2]Phase 2a trial that evaluated incidence of esophagitis in patients with lung cancer receiving standard-of-care chemoradiation.
[3]Anderson CM et al. J Clin Oncol. 2019;37(34):3256-3265.
[4]Anderson CM et al. Int J Radiat Oncol Biol Phys. 2018 Feb 1;100(2):427-435.

Galera Therapeutics, Inc
©2022 Galera Therapeutics, Inc.
9

Comparison of Galera's Two Placebo-Controlled Trials

Both GT-201 and ROMAN were double-blind placebo-controlled randomized trials

GT-201 Phase 2b

N=223

R
- Avasopasem 90mg x 7 weeks
- Avasopasem 30mg x 7 weeks
- Placebo x 7 weeks

Endpoints

- Primary: Reduction in SOM duration
- Secondary: Reduction in SOM incidence & severity

Similarities



- SoC IMRT + Cisplatin
- 60-minute IV infusion just before IMRT
- WHO Grading
- Multicenter in North America (~90% US)

- Patients with Head & Neck Cancer (locally advanced)
- Same inclusion / exclusion criteria

ROMAN Phase 3

N=455

R
- Avasopasem 90mg x 7 weeks
- Randomized 3:2
- Placebo x 7 weeks

Endpoints

- Primary: Reduction in the incidence of SOM
- Secondary: Reduction in SOM duration & severity

Galera
©2022 Galera Therapeutics, Inc.
10

Most Frequent Adverse Events on the Two Randomized Trials Avasopasem 90mg appears generally well tolerated (all grades and causes) 1 2,3 ROMAN GT-201 0% 20% 40% 60% 80% 100% 0% 20% 40% 60% 80% 100% Lymphopenia Lymphopenia Nausea Nausea Fatigue Fatigue Oropharyngeal pain Oropharyngeal Pain Constipation Constipation Dysgeusia Radiation skin injury Dry mouth Vomiting Radiation skin injury Dysphagia PBO PBO Vomiting Dysgeusia AVA AVA Weight decreased Weight decreased Leukopenia Oral candidiasis Dysphagia Leucopenia Dehydration Diarrhea Dehydration Decreased appetite Neutropenia Decreased appetite Headache Headache Tinnitus Neutropenia Tinnitus Oral candidiasis 2 1 Intent-to-Treat (ITT) population: 72 patients on placebo; 72 patients on 90mg avasopasem ITT population: 166 patients on placebo; 241 on 90mg avasopasem 3 Anderson CM et al. Journal of Clinical Oncology 2019 Dec 1; 37(34): 3256-3265 ©2022 Galera Therapeutics, Inc. 11

Most Frequent ≥ Grade 3 AEs on the Two Randomized Trials Avasopasem 90mg appears generally well tolerated 1 2,3 ROMAN GT-201 0% 20% 40% 60% 80% 100% 0% 20% 40% 60% 80% 100% Lymphopenia Lymphopenia Leukopenia Leukopenia Neutropenia Neutropenia Dysphagia Dysphagia Oropharyngeal pain Anemia Anaemia Decreased appetite Decreased appetite Hyponatremia PBO PBO Nausea Nausea AVA AVA Hypokalaemia Dehydration Fatigue Hypokalemia Febrile neutropenia Oropharyngeal pain Dehydration Vomiting Hypertension Febrile neutropenia Radiation skin injury Hypertension Syncope Hyperglycemia 2 1 ITT population: 166 patients on placebo; 241 on 90mg avasopasem Intent-to-Treat (ITT) population: 72 patients on placebo; 72 patients on 90mg avasopasem 3 AE = Adverse Event Anderson CM et al. Journal of Clinical Oncology 2019 Dec 1; 37(34): 3256-3265 ©2022 Galera Therapeutics, Inc. 12

Multiple Efficacy Parameters Define the Patient Burden of SOM Incidence doesn’t tell full story; real patient examples from ROMAN 1° endpoint 2° endpoints Exploratory OM evaluation 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 è 10 Gyè 20 Gyè 30 Gyè 40 Gyè 50 Gyè 60 Gyè65–70 Follow-up Cumulative RT SOM # Days of Grade 4 Days to incidence SOM incidence onset 0 0 2 2 2 2 2 2 2 2 2 2 2 2 2 2 0 0 0 - - - A B 0 0 0 0 0 0 0 0 0 0 0 1 1 3 0 0 1 7 0 46 ROMAN C patient 0 0 2 2 3 2 2 2 2 2 2 2 0 0 2 2 1 3 0 17 examples D 0 0 0 0 3 3 3 3 3 3 3 3 3 3 3 3 1 44 0 16 E 0 0 0 1 2 3 3 4 4 4 4 4 4 4 4 3 1 45 1 20 OM=oral mucositis; RT=radiation therapy Anderson CM, Lee C, Kelley JR, et al. ROMAN: Phase 3 trial of avasopasem manganese (GC4419) for severe oral mucositis (SOM) in patients receiving chemoradiotherapy (CRT) for locally advanced, nonmetastatic head and neck cancer (LAHNC). Presented at ASCO Annual Meeting, June 3, 2022. ©2022 Galera Therapeutics, Inc. 13

ROMAN Results (ITT n=407) Reductions across SOM endpoints; statistical significance on the primary & median days SOM secondary endpoint SOM Incidence SOM Days Grade 4 OM Incidence SOM Onset Reduction Reduction Reduction Delay in in SOM in median in incidence of median days st 16% 56% 27% 29% incidence days of SOM Grade 4 OM to 1 SOM 70% 20 35% 60 18 33% 60% 64% 18 30% p=0.002** p=0.045* 16 50 p=0.052 49 50% 54% 25% 14 40 24% 12 40% 20% 38 10 30 p=0.002* 30% 15% 8 8 20 6 20% 10% 4 10 10% 5% 2 0% 0 0% 0 Placebo Avasopasem Placebo Avasopasem Placebo Avasopasem Placebo Avasopasem *Statistical significance per statistical analysis plan for this Phase 3 trial **Time to Onset was an exploratory endpoint Anderson CM, Lee C, Kelley JR, et al. ROMAN: Phase 3 trial of avasopasem manganese (GC4419) for severe oral mucositis (SOM) in patients receiving chemoradiotherapy (CRT) for locally advanced, nonmetastatic head and neck cancer (LAHNC). Presented at ASCO Annual Meeting, June 3, 2022. ©2022 Galera Therapeutics, Inc. 14

Incidence Reduced at All Landmarks of Radiation Therapy Both before and after primary endpoint at end of IMRT – all patients Primary Endpoint Relative Reduction 45% 45% 39% 28% 16% 18% P value p=0.030 p=0.001 p<0.001 p=0.002 p=0.045 p=0.012 80% 70% 71% 64% 60% 58% 58% 54% 50% 45% 40% 42% 30% 32% 28% 20% 17% 16% 10% 9% 0% ≤ 30 Gy ≤ 40 Gy ≤ 50 Gy ≤ 60 Gy Thru IMRT Post IMRT PBO (n=166) AVA (n=241) ITT population; ROMAN trial Anderson CM, Lee C, Kelley JR, et al. ROMAN: Phase 3 trial of avasopasem manganese (GC4419) for severe oral mucositis (SOM) in patients receiving chemoradiotherapy (CRT) for locally advanced, nonmetastatic head and neck cancer (LAHNC). Presented at ASCO Annual Meeting, June 3, 2022. ©2022 Galera Therapeutics, Inc. 15

GT-201 Results (n=223) Consistent and encouraging results across SOM endpoints – ITT Population SOM Incidence SOM Days Grade 4 OM Incidence SOM Onset Reduction Reduction Delay in Reduction in SOM in median in incidence of median days st 34% 92% 47% 56% incidence days of SOM Grade 4 OM to 1 SOM 30% 70 20 70% 30% p=0.080 18 19 60 25% 65% 60% 61 16 60% 50 14 50% 20% 50 p=0.009 21% 12 p=0.045 40 40% 43% 15% 10 39 16% 30 30% 8 10% 8 6 20 20% 4 5% p=0.024* 10 10% 2 1.5 0% 0 0% 0 Placebo 30mg 90mg Placebo 30mg 90mg Placebo 30mg 90mg Placebo 30mg 90mg *Statistical significance per statistical analysis plan for this trial Anderson CM et al. Journal of Clinical Oncology 2019 Dec 1; 37(34): 3256-3265 ©2022 Galera Therapeutics, Inc. 16

Combined Meta-analysis of the Two Randomized Trials (n=551) Avasopasem SOM improvement consistent across trials and key parameters SOM Incidence SOM Days Grade 4 OM Incidence SOM Onset Reduction Reduction Delay in Reduction in SOM in median in incidence of median days st 19% 58% 32% 28% incidence days of SOM Grade 4 OM to 1 SOM 70% 20 35% 60 18 19 p=0.0005 64% 60% 30% 32% 50 p=0.0053 16 50 50% 25% 14 52% p=0.0102 40 12 39 40% 20% 22% 10 30 p=0.0002 30% 15% 8 8 20 6 20% 10% 4 10 10% 5% 2 0% 0 0% 0 Placebo Avasopasem Placebo Avasopasem Placebo Avasopasem Placebo Avasopasem Note: Nominal p values for all endpoints, calculated according to prespecified statistical analysis plan (SAP) for the meta-analysis; 238 patients on placebo; 313 patients on 90mg avasopasem Anderson CM, Lee C, Kelley JR, et al.. Tumor Outcomes for ROMAN: Phase 3 Trial of Avasopasem Manganese (GC4419) for Severe Oral Mucositis (SOM) in Patients Receiving Chemoradiotherapy (CRT) for Locally Advanced Head and Neck Cancer (LAHNC). Presented at ASTRO Annual Meeting, October 26, 2022. ©2022 Galera Therapeutics, Inc. 17

Avasopasem Reduced Narcotic and Feeding Tube Usage Reductions in SOM with avasopasem appeared to decrease utilization in ROMAN trial Narcotics Gastrostomy (Feeding) Tubes Reduction Reduction Reduction in Reduction in usage in usage for in placements overall 13% 13% 19% 21% after RT start OM pain after RT start utilization 80% 70% 50% 35% 45% 70% 60% 30% 40% 40% 60% 55% 50% 25% 61% 35% 26% 35% 48% 50% 30% 40% 20% 48% 21% 25% 40% 30% 15% 20% 30% 15% 20% 10% 20% 10% 10% 5% 10% 5% 0% 0% 0% 0% Placebo Avasopasem Placebo Avasopasem Placebo Avasopasem Placebo Avasopasem ITT population; ROMAN trial Saunders D, Lee CM, Kelley JR, et al. ROMAN: Phase 3 trial of avasopasem to reduce chemoradiotherapy (CRT)-related severe oral mucositis (SOM) in patients with head and neck cancer (HNC). Presented at Multinational Association of Supportive Care in Cancer/International Society of Oral Oncology Annual Meeting, June 23-25, 2022. ©2022 Galera Therapeutics, Inc. 18

ROMAN Long-term Outcomes: Tumor Control & Survival 1 Overlapping 95% confidence intervals at 1 year; consistent with GT-201 tumor outcomes ROMAN Phase 3 – Tumor Outcomes at 1 Year 100% 90% 80% 70% 60% 50% 40% 30% 20% 10% 97% 95% 93% 88% 98% 94% 97% 96% 0% OS PFS LRC DMFS PBO (n=166) AVA (n=241) =95% CI OS = overall survival, PFS = progression-free survival, LRC = locoregional control, DMFS = distant metastasis-free survival. 95% Confidence Intervals for each endpoint. Anderson CM, Lee C, Kelley JR, et al.. Tumor Outcomes for ROMAN: Phase 3 Trial of Avasopasem Manganese (GC4419) for Severe Oral Mucositis (SOM) in Patients Receiving Chemoradiotherapy (CRT) for Locally Advanced Head and Neck Cancer (LAHNC). Presented at ASTRO Annual Meeting, October 26, 2022. ©2022 Galera Therapeutics, Inc. 19

ROMAN Long-Term Outcomes: Cisplatin Renal Endpoints 2 Avasopasem halved Chronic Kidney Disease (CKD) at 1 year; a predefined endpoint (CKD <60 mL/min/1.73m ) Previous Scientific Data CKD @ 1 Year on ROMAN Cisplatin Renal Gr. 3+ AEs AKI↓Mg↑Cr • Superoxide drives cisplatin Acute Kidney Injury hypomagnesemia Incr. Creatinine 25% nephrotoxicity 6% - Mapuskar, Redox Biol 2021 20% 5.4% 5% 20% • Avasopasem preclinically 4% prevented cisplatin 15% acute kidney injury 3.6% 3% 3.3% - Mapuskar, Antioxid 2018 p=0.0043 10% 10% 2.4% 2% • Retrospective analysis of 5% 1% 1.2% Phase 2b patient subset 0.8% suggested CKD prevention 0% 0% - Steinbach, ASCO 2020 PBO (n=149) AVA (n=202) PBO (n=166) AVA (n=241) ITT population; CKD defined by Nat. Kidney Foundation as eGFR (estimated Glomerular Filtration Rate) < 60 mL/min/1.73 m2 (approx. the % of normal kidney function that is working) Anderson CM, Lee C, Kelley JR, et al.. Tumor Outcomes for ROMAN: Phase 3 Trial of Avasopasem Manganese (GC4419) for Severe Oral Mucositis (SOM) in Patients Receiving Chemoradiotherapy (CRT) for Locally Advanced Head and Neck Cancer (LAHNC). Presented at ASTRO Annual Meeting, October 26, 2022. ©2022 Galera Therapeutics, Inc. 20

Plan to Submit Avasopasem NDA by End of 2022 • No FDA-approved treatments for radiotherapy-induced SOM • Avasopasem has Breakthrough Therapy and Fast Track Designations • Productive interactions with FDA • NDA will be based on statistically significant, clinically meaningful data from two placebo-controlled randomized trials: ROMAN and GT-201 • ROMAN results presented in oral presentations at 2022 ASCO (June), MASCC (June), and ASTRO (October) annual meetings • NDA submission planned by end of 2022 NDA=New Drug Application; FDA=U.S. Food and Drug Administration; ASCO=American Society of Clinical Oncology; MASCC=Multinational Association of Supportive Care in Cancer; ASTRO=American Society for Radiation Oncology ©2022 Galera Therapeutics, Inc. 21

SOM Market Opportunity

Head and Neck Cancer – Large Market Opportunity 1 Severe Oral Mucositis is >$1B total market opportunity in the US 650,000 Global Head & Neck Cancer Incidence Initial 65,630 Target US Patients Diagnosed each year Population 42,000 US Patients at Risk for RT-related SOM Locally advanced HNC is curable with the standard-of-care IMRT and cisplatin regimen Source: Globocan & US SEER Data in CA Cancer J Clin 2021 1 Based on 42,000 US patients and branded supportive care price analogs ©2022 Galera Therapeutics, Inc. 23

Concentrated Physician Population SOM is most burdensome side effect of curative IMRT + cisplatin regimen 5,000 Radiation Oncologists in US Initial 2,500 Sales Radiotherapy Focus Treatment Sites 700 Top centers where >80% HNC patients are treated ©2022 Galera Therapeutics, Inc. 24

Most Centers Have Ability to Infuse Avasopasem Today 72% Radiotherapy Sites Have Existing Infusion Capability Adoption Archetype Determinants A B C D Rad Oncs Have Med Oncs Administer Rad Oncs Need to Rad Oncs Unlikely to Current Capabilities Infusions for Rad Onc Add Capabilities Add Capabilities Total % Sample Distribution 38% 34% 17% 11% Avasopasem Infusion Owner Rad Onc Med Onc Rad Onc - Ease of Coordination Today High High Low Low Likelihood of Prescribing Avasopasem High High High Low Data in above table based on primary research with 125 IMRT centers in the US ©2022 Galera Therapeutics, Inc. 25

Beyond Oral Mucositis: Other RT-Related Toxicities Physicians view SOM data as potentially applicable to other radiation-related toxicities 150 Rad Oncs were asked the following: Given the demonstrated ability of Product X to prevent radiation-induced toxicities in the oral mucosa, please indicate how you might use (maximum %) Product X for the following radiation associated conditions. Galera primary research with 150 Radiation Oncologists ©2022 Galera Therapeutics, Inc. 26

Esophagitis in Lung Cancer 2,500,000 Global NSCLC Incidence Initial 175,000 Target US Patients Diagnosed each year Population 50,000 US Patients at Risk for RT-related Esophagitis Locally advanced NSCLC frequently treated with IMRT and chemotherapy ©2022 Galera Therapeutics, Inc. 27

Esophagitis: Major Unmet Need in Lung Cancer Common Side Effect of Chemoradiotherapy (IMRT x 6 weeks) 1 50-60% Get Grade 2+ Current Approaches AESOP Trial Design 2,3 20-30% Get Grade 3+ Lack Efficacy in Lung Cancer 4 NCI Grading for esophagitis No established drug therapy Single-arm Phase 2 Trial 1 Asymptomatic Supportive care measures: • 6 weeks of standard IMRT to ≥ 5 cm of esophagus 2 Symptoms & altered eating/swallowing • Soft bland diet ♦♦♦♦♦ ♦♦♦♦♦ ♦♦♦♦♦ ♦♦♦♦♦ ♦♦♦♦♦ ♦♦♦♦♦ 3 Severely altered eating or swallowing • Prophylactic antifungals Required urgent operative intervention 4 • Will compare esophagitis • Dilation if stricture develops Results in death rate with historical data 5 1 3 Palma, DA. (2013). Int J Radiation Oncol Biol Phys, Vol. 87 (4), 690-696. RTOG 9410. Curran, WJ et al. (2011). J Natl Cancer Inst, 103:1452–1460 (cisplatin + vinblastine). 2 4 LAMP Study. Belani, CP et al. (2005). J Clin Oncol, 23:5883-5891 (carboplatin + paclitaxel chemo). NCI Common Toxicity Criteria 5.0. ©2022 Galera Therapeutics, Inc. 28

Esophagitis Trial (AESOP) Low incidence of Grade 3+ esophagitis with avasopasem compared to literature Trial Design AESOP Results Safety AE profile consistent with chemoradiotherapy Patients and Treatment (Per Protocol n=29) 0% 20% 40% 60% 80% 100% 2 Esophagitis Incidence by Grade • Single-arm Phase 2a open-label trial Fatigue Weeks of IMRT Nausea 1 2 3 4 5 6 • Patients with lung cancer (NSCLC or SCLC) Dysphagia Gr. 2 - 10% 17% 38% 48% 45% Gr. 3 - - 3% - - 3% • Standard-of-care chemoradiotherapy over 6 Vomiting Gr. 4-5 - - - - - - weeks (60 Gy IMRT) + avasopasem 90mg Cough Dizziness • Grade 3 esophagitis was much less than • Eligibility criteria required ≥5 cm (≥20%) of Constipation in comparable trial results the esophagus in the radiotherapy field Oropharyngeal pain • Most patients free of Grade 3 for most Ø Patients who get ≥60 Gy to ≥17% of their Diarrhea weeks of treatment—no Grade 4 or 5 esophagus are considered at highest risk: 59% Hypotension 1 risk of grade ≥2 and 22% of grade ≥3 esophagitis Trial Pt # CXRT Arms Grade Headache 3+4 Leukopenia Pt # Disposition Catheter site pain AESOP 29 CT+RT 7% Dyspnea 39 Enrolled (Safety) 74 CT à CT+RT 19% LAMP Lymphopenia 3 Study 92 RT+CT à CT 28% 35 Full Chemoradiation (6 weeks) Paresthesia RTOG 193 CT+RT 22% 4 29 Per Protocol AVA (≥5 weeks) AEs >20% (n=39) 9410 3 1 Palma, DA. (2013). Int J Radiation Oncol Biol Phys, Vol. 87 (4), 690-696. LAMP Study. Belani, CP et al. (2005). J Clin Oncol, 23:5883-5891 (carboplatin + paclitaxel chemo). 2 4 RTOG 9410. Curran, WJ et al. (2011). J Natl Cancer Inst, 103:1452–1460 (cisplatin + vinblastine). NCI Common Toxicity Criteria 5.0. 29

Increasing SBRT Efficacy

Clinical Stage Pipeline

	Trial	Phase 1	Phase 2	Phase 3	Trial Status/Anticipated Milestones
Radioprotection					
Head & Neck Cancer (SOM)[1]	ROMAN: AVA vs. Placebo (n=455)	■	■	■	NDA Submission by Y/E 2022
	GT-201: AVA vs. Placebo (n=223)	■	■		Completed & Published[4]
	EUSOM: AVA (n=38)	■	■		Completed in 2021
	Ph 1b/2a AVA (n=43)	■	■		Completed & Published[5]
Lung Cancer (Esophagitis)[2]	AESOP: AVA in NSCLC	■	■		Completed in 2022
Radiosensitization					
Pancreatic Cancer[3] Locally Advanced	GRECO-2: RUCO vs. Placebo	■	■		Enrollment to Complete 2H2023
	Pilot: AVA vs. Placebo (n=42)	■	■		Completed in 2021
Lung Cancer Locally Advanced	GRECO-1: RUCO vs. Placebo	■	■		Enrollment to Complete 2H2023

[1]EUSOM was a single-arm multi-center trial evaluating the safety and efficacy of avasopasem in patients with HNC in Europe.
[2]Phase 2a trial that evaluated incidence of esophagitis in patients with lung cancer receiving standard-of-care chemoradiation.
[3]First SBRT combination trial was a pilot & used avasopasem (AVA). Subsequent SBRT trials combine rucosopasem (RUCO) with SBRT.
[4]Anderson CM et al. J Clin Oncol. 2019;37(34):3256-3265.
[5]Anderson CM et al. Int J Radiat Oncol Biol Phys. 2018 Feb 1;100(2):427-435.

Severe Oral Mucositis = SOM
Avasopasem = AVA
Rucosopasem = RUCO
Intensity Modulated RT = IMRT
Stereotactic Body RT = SBRT

Galera
©2022 Galera Therapeutics, Inc.
31

Synergy with High-Dose RT (SBRT) High-fraction focal irradiation of human tumor xenografts (H1299 NSCLC) in mice RT with Biological Equivalent Doses Vehicle Days Post Treatment Days Post Treatment Days Post Treatment Days Post Treatment SBRT Stereotactic Body Radiation Therapy Sishc, et al., Science Translational Medicine 12 May 2021:Vol. 13, Issue 593 ©2022 Galera Therapeutics, Inc. 32

H O build-up in Cancer Cell à Synergy with SBRT 2 2 CAT Synergy eliminated with doxycycline-induced catalase in genetically modified H1299 cells Sishc, et al., Science Translational Medicine 12 May 2021:Vol. 13, Issue 593 ©2022 Galera Therapeutics, Inc. 33

Pancreatic Tumor Model à Synergy with SBRT Marked synergy of Dismutase Mimetic with 12 Gray Radiotherapy PANC-1 PDAC xenograft Sishc, et al., Science Translational Medicine 12 May 2021:Vol. 13, Issue 593 ©2022 Galera Therapeutics, Inc. 34

Pancreatic Cancer

High Unmet Medical Need With Limited Therapeutic Options

500,000
Global Incidence

60,000
US Patients Diagnosed each year

18,000
Patients with Unresectable Locally Advanced Tumors


Initial Target Population

5-year survival rate is only ~10%

SBRT use increasing for locoregional control of pancreatic cancer

Galera Therapeutics, Inc.
©2022 Galera Therapeutics, Inc.
35

Proof of Concept Trial in Pancreatic Cancer Completed 42-Patient Double-blind, Placebo-controlled, Randomized Trial Population Treatment Endpoints • Patients with Locally-advanced • Primary: Safety and feasibility of SBRT + GC4419 90mg x 5 doses Pancreatic Cancer (LAPC) dismutase mimetic with SBRT R SBRT+ Placebo x 5 doses • Screened after 4-6 months of • Secondary: Survival (OS, PFS), chemotherapy Tumor Control (LRC, DMC), Response Rate • 60-minute IV infusion before SBRT • 4 Centers: MDA, Moffitt, Duke, UTSW ©2022 Galera Therapeutics, Inc. 36

Final Analysis of Safety & Efficacy Minimum of One Year Follow-up on All Patients Baseline Characteristics Placebo GC4419 (n=18) (n=24) Median age (range), yrs 68 (48–82) 72 (41–83) Male / Female 39% / 61% 67% / 33% Borderline resectable / Unresectable 11% / 89% 29% / 71% ECOG Performance status 0/1/2 50% / 50% / 0% 50% / 46% / 4% Prior chemo, duration median (range), wks 22 (12.0–36.3) 18 (9.1–67.1) CA19-9 at randomization, median (range) 71 (0.5–5505) 31 (0.3–719) Smokers/Nonsmokers 17% / 83% 8% / 92% CA 19-9 = Carbohydrate Antigen 19-9 is a tumor marker for pancreatic cancer ECOG = Eastern Cooperative Oncology Group Performance Status Criteria ©2022 Galera Therapeutics, Inc. 37

Final Safety Analysis - Regimen Generally Well Tolerated 12-Month Safety Follow-up (% of Patients) Similar SBRT Toxicity Across Arms No Early or Late Toxicity Signal for GC AEs Considered related SBRT SBRT AEs Considered related by SBRT SBRT by Investigator to SBRT + PBO + GC Investigator to GC/PBO + PBO + GC Any AE 67% 46% Any AE 67% 46% ≤90 days ≤90 days after GI AE 44% 42% after GI AE 44% 42% SBRT SBRT Severe AE 0% 0% Severe AE 0% 0% Any AE 22% 25% Any AE 17% 21% >90 days >90 days after GI AE 17% 21% after GI AE 17% 17% SBRT SBRT Severe AE 11% 8% Severe AE 11% 4% • No bleeding ulcers by 12-week endoscopy AE = Adverse Event, GI AE = Gastrointestinal AE ©2022 Galera Therapeutics, Inc. 38

Partial Response Rate Increased 2.5-fold Best Local Response with follow-up of at least 12 months on all patients (ITT, n=42) SBRT + GC SBRT + PBO 40% 30% 20% 10% R0 R0 R0 R1 NE NE 0% R0 R0 R0 -10% -20% -30% 1 1 PR : 29% (7 of 24 patients) PR : 11% (2 of 18 patients) -40% -50% -60% 1 Partial response per modified RECIST (Response Evaluation Criteria in Solid Tumors) NE = not evaluable (scans not performed post SBRT) R0 = margins free of microscopic tumor (5/5 patients on GC and 1/2 patients on placebo had clear margins at surgery) R1 = positive tumor margins at surgery ©2022 Galera Therapeutics, Inc. 39

Improved Control of Both Local and Distant Disease Median LRC on GC arm not yet reached at data cut-off; Increased median DMC by 100% Locoregional Control (LRC) Distant Metastases Control – within RT Field – outside RT Field P-value = 0.0551 Hazard Ratio = 0.30 P-value = 0.0279 Hazard Ratio = 0.39 Minimum 12-month follow-up on all patients, HR = Hazard Ratio DMC and LRC defined as distant metastasis or local regional progression, not censored for treatment post SBRT ©2022 Galera Therapeutics, Inc. 40

Improved Overall and Progression-Free Survival 46% (11/24) alive on GC arm at last follow up compared to 33% (6/18) on placebo Overall Survival (OS) Progression-Free Survival (PFS) P-value = 0.0899 Hazard Ratio = 0.48 P-value = 0.0396 Hazard Ratio = 0.46 Minimum 12-month follow-up on all patients, PFS defined as local progression or distant metastasis, not censored for treatment post SBRT ©2022 Galera Therapeutics, Inc. 41

Final Efficacy Analysis – Improvements Across All Parameters Encouraging hazard ratios across all endpoints Hazard Ratios Below 0.5 Hazard Ratios Below 0.4 2.5-fold Increase in Overall & Progression-Free Local & Distant Tumor Response Rate Survival Control Survival Tumor Control Response Median OS PFS (mos) Median LRC DMC (mos) Partial Response Rate GC 17.0 11.2 GC NR 13.9 GC 29% PBO 13.3 7.1 PBO 9.6 7.0 PBO 11% Survival OS PFS Tumor Control LRC DMC Surgery GC PBO Hazard Ratio 0.48 0.46 Hazard Ratio 0.30 0.39 R0* 5 1 *R0 = margins free of microscopic tumor (5/5 patients on GC and 1/2 patients on placebo had clear margins at surgery) LRC = Locoregional Control; DMC = Control of Distant Metastases; PFS = Progression-Free Survival; OS = Overall Survival; NR = Not Reached ©2022 Galera Therapeutics, Inc. 42

GRECO-2 Trial of Rucosopasem + SBRT in LAPC

Galera Radiotherapy Efficacy Cancer Optimization

- Multicenter, double-blinded, placebo-controlled trial
- 160 patients, 1:1 randomization
- Locally Advanced Pancreatic Cancer (LAPC) – unresectable or borderline resectable, non-metastatic
- ECOG Performance 0-2
- Must have 6 weeks or more of chemotherapy (FOLFIRINOX or Gemcitabine doublet regimen)
- Stratified for borderline resectable vs. unresectable

Rucosopasem 100mg IV or placebo administered over 15 mins <3 hrs before SBRT (5 fractions of 10 Gy each)


N=160
>30 sites in
US, Canada,
EU & UK
R
SBRT + Rucosopasem x 5 doses
(n=160)
SBRT + Placebo x 5 doses

- Primary Endpoint: Overall Survival
- Secondary Endpoints: PFS, LRC, TDM, surgical resection, in-field response rate, acute & late toxicity

PFS = Progression-Free Survival; LRC = Locoregional Control; TDM = Time to Distant Metastasis

Galera
©2022 Galera Therapeutics, Inc.
43

SBRT for Non-Small Cell Lung Cancer SBRT is an established treatment for central and large peripheral NSCLC tumors 2,500,000 Global NSCLC Incidence All SBRT 14,600 12,120 15,430 Node- Peripheral Central Central Negative Tumor Tumor Tumor NSCLC >3cm <3cm >3cm Surgery 42,000 175,000 16% 30% 12% ONLY Receive US Patients Diagnosed each year SBRT SBRT (+/- other 81% 67% 85% Today modalities) Other 3% 2% 4% 55,100 Node-Negative NSCLC ©2022 Galera Therapeutics, Inc. 44

GRECO-1 Trial of Rucosopasem + SBRT in NSCLC

Galera Radiotherapy Efficacy Cancer Optimization

GRECO-1 Trial

Rucosopasem 100mg IV or placebo over 15 mins before each SBRT fraction


SBRT + Rucosopasem
Phase I
n=7
R
Phase 2 (n=66)
SBRT + Placebo

- Patients with central and/or large NSCLC tumors
- Single-arm open label Phase 1 stage complete
- Multicenter, double-blinded, placebo-controlled Phase 2 stage actively enrolling; anticipate completion of enrollment in 2H2023
- SBRT Dose Schedule:
  - Phase 1: 5 fractions x 10 Gy
  - Phase 2: 5 x 10 Gy or 3 x 18 Gy

Phase 1 Results

- Rucosopasem + SBRT was well tolerated in Phase 1 with fatigue, cough & nausea most frequent adverse events (common in patients receiving RT)
- Pulmonary function preserved:
  - No Grade 2-4 declines in DLCO[1] (RTOG scale) with rucosopasem
  - Historical expectation 7-12% in prospective trial[2] evaluating effect of lung SBRT on pulmonary function (4-5 fractions, n=127)
- Target tumor volume at 6 months post SBRT + Rucosopasem, as follows:


50%
30%
10%
-10%
-30%
-50%
-70%
-61%
-58%
-33%
-29%
-27%
8%*
47%
5.1cm
1.8cm
3.3cm
2.8cm
2.7cm
1.5cm
1.1cm
Baseline Tumor Size at Screening

* Measurement at 3 months, target lesion unevaluable at 6 months; progressed out of RT field at 6 months; only patient with prior chemotherapy

[1]DLCO is the diffusing capacity of the lung for carbon monoxide, a measurement of the lung's ability to transfer gas from inspired air to the bloodstream.
[2]Stone B, Mangona VS, Johnson MD et.al. Changes in pulmonary function following image-guided stereotactic lung radiotherapy. J Thorac Oncol. 2015;10: 1762–1769

Galera
©2022 Galera Therapeutics, Inc.
45

Corporate Highlights

Clinical Stage Pipeline

Radioprotection

Indication	Trial (Phase 1 / Phase 2 / Phase 3)	Furthest phase	Trial Status/Anticipated Milestones
Head & Neck Cancer (SOM)[1]	ROMAN: AVA vs. Placebo (n=455)	Phase 3	NDA Submission by Y/E 2022
	GT-201: AVA vs. Placebo (n=223)	Phase 2	Completed & Published[4]
	EUSOM: AVA (n=38)	Phase 2	Completed in 2021
	Ph 1b/2a AVA (n=43)	Phase 1b/2a	Completed & Published[5]
Lung Cancer (Esophagitis)[2]	AESOP: AVA in NSCLC	Phase 2	Completed in 2022

Radiosensitization

Indication	Trial (Phase 1 / Phase 2 / Phase 3)	Furthest phase	Trial Status/Anticipated Milestones
Pancreatic Cancer[3] Locally Advanced	GRECO-2: RUCO vs. Placebo	Phase 2	Enrollment to Complete 2H2023
	Pilot: AVA vs. Placebo (n=42)	Phase 2	Completed in 2021
Lung Cancer Locally Advanced	GRECO-1: RUCO vs. Placebo	Phase 2	Enrollment to Complete 2H2023

[1]EUSOM was a single-arm multi-center trial evaluating the safety and efficacy of avasopasem in patients with HNC in Europe.
[2]Phase 2a trial that evaluated incidence of esophagitis in patients with lung cancer receiving standard-of-care chemoradiation.
[3]First SBRT combination trial was a pilot & used avasopasem (AVA). Subsequent SBRT trials combine rucosopasem (RUCO) with SBRT.
[4]Anderson CM et al. J Clin Oncol. 2019;37(34):3256-3265.
[5]Anderson CM et al. Int J Radiat Oncol Biol Phys. 2018 Feb 1;100(2):427-435.

Severe Oral Mucositis = SOM
Avasopasem = AVA
Rucosopasem = RUCO
Intensity Modulated RT = IMRT
Stereotactic Body RT = SBRT

Galera Therapeutics, Inc
©2022 Galera Therapeutics, Inc.
47

Thank you.